SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Schnitzer Steel Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCHNITZER STEEL INDUSTRIES, INC. 299 SW CLAY ST.
PORTLAND, OREGON 97201
Your Vote Counts!
SCHNITZER STEEL INDUSTRIES, INC.
2022 Annual Meeting
Vote by January 24, 2022 11:59 PM ET
D63131-P62376
You invested in SCHNITZER STEEL INDUSTRIES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on January 25, 2022.
Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 11, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote Virtually at the Meeting*
Point your camera here and January 25, 2022
8:00 a.m. Pacific Time
vote without entering a control number
Virtually at: www.virtualshareholdermeeting.com/SCHN2022
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
1. Election of directors
Nominees:
01) Rhonda D. Hunter 02) David L. Jahnke
2. To vote on an advisory resolution on executive compensation.
3. To ratify the selection of independent registered public accounting firm.
The proxies may vote in their discretion as to other matters which may come before the meeting.
Board Recommends
For
For For
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D63132-P62376